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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, the undersigned officers of Westinghouse Air Brake Technologies Corporation (the "Company"), hereby certify, to the best of their knowledge, that the Company's Current Report on Form 8-K, amending certain items of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      By: /s/ Gregory T. H. Davies
                                          ---------------------------------
                                      Name:  Gregory T. H. Davies
                                      Title: President & Chief Executive Officer
                                      Date:  October 20, 2003

                                      By: /s/ Alvaro Garcia-Tunon
                                          ---------------------------------
                                      Name:  Alvaro Garcia-Tunon
                                      Title: Chief Financial Officer
                                      Date:  October 20, 2003